UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2010

Date of Report (Date of earliest event reported)

HCP, INC.

 (Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way
Suite 300
Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On February 24, 2010, HCP, Inc. (the “Company”) filed a prospectus supplement relating to 429,744 shares (the “Shares”) of the Company common stock, par value $1.00 per share, that may be sold from time to time by the selling stockholders named therein.  The Company will not receive any proceeds from the sale of the Shares by the selling stockholders.  In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Ballard Spahr LLP, regarding the validity of the securities being registered.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                                                                 Exhibits.

Exhibit No.	Description
5.1	Opinion of Ballard Spahr LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCP, INC.

Date:	February 24, 2010	By:	/s/ Edward J. Henning
		Name:	Edward J. Henning
		Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Ballard Spahr LLP.